Exhibit 4.1



The following amendments to the Ford Motor Company Tax Efficient Savings Plan for Hourly Employees (the "Plan") were adopted on January 16, 2002:

o An increase of certain Plan limits, including the pre-tax maximum elective deferral amount to $11,000 in 2002 with future increases of $1,000 each year through 2006.

o For Plan Years commencing after December 31, 2001, increase the annual compensation limit for determining contributions to $200,000.

o Change of the automatic pass through election for dividends paid on Ford Stock held in the Ford Stock Fund to the reinvestment option instead of distribution to participants option for dividends declared and payable after January 1, 2002.

o Permit rollovers into the Plan from other qualified sources, including permitting Plan participants to roll assets from a deceased spouse's qualified plan.

o Adoption of the new Internal Revenue Service Minimum Required distribution regulations that offer Plan participants the benefit of the most favorable distribution period available.

o Effective April 1, 2002, increase the amount a Plan participant may contribute from 25% of base pay to 40% of base pay.

o Effective April 1, 2002, increase the Internal Revenue Code Section 415 Limit to lesser of 100% of pay or $40,000.

o Effective April 1, 2002, the Plan's investment options will be reduced from 61 to 36. The new investment options results in 43 deleted funds and 18 added funds. Exhibit 1 lists the investment options to be offered in the Plan. Exhibit 2 lists the investment options to be closed to employee contributions and exchanges. The funds listed in
         Exhibit 2 are closed to new contributions, loan repayments, and exchanges into the funds effective April 1, 2002. Plan participants will have until March 31, 2003 to transfer those assets to other investment options. On March 31, 2003, assets remaining in those funds will be transferred to Interest Income Fund.

o The name of the Common Stock Fund is changed to the Common Stock Index Fund and the name of the Bond Fund is changed to the Bond Index Fund.

                                                                     Exhibit 1



                               Investment Options
                               Ford Savings Plans




                               Fund Name                                                   Category
------------------------------------------------------------------------ ---------------------------------------------
Ford Stock Fund                                                          Company Stock
------------------------------------------------------------------------ ---------------------------------------------
Interest Income Fund                                                     Cash Equivalent
------------------------------------------------------------------------ ---------------------------------------------
Fidelity Contrafund                                                      Large Growth
------------------------------------------------------------------------ ---------------------------------------------
Fidelity Growth Company Fund                                             Large Growth
------------------------------------------------------------------------ ---------------------------------------------
Janus Aspen Growth Fund                                                  Large Growth
------------------------------------------------------------------------ ---------------------------------------------
Morgan Stanley Inst Mid Cap Growth Fund                                  Mid-Cap Growth
------------------------------------------------------------------------ ---------------------------------------------
Vanguard Explorer Fund                                                   Small Growth
------------------------------------------------------------------------ ---------------------------------------------
Common Stock Index Fund                                                  Large Blend
------------------------------------------------------------------------ ---------------------------------------------
Domini Social Equity Fund                                                Large Blend
------------------------------------------------------------------------ ---------------------------------------------
Fidelity Capital Appreciation Fund                                       Large Blend
------------------------------------------------------------------------ ---------------------------------------------
Fidelity Dividend Growth Fund                                            Large Blend
------------------------------------------------------------------------ ---------------------------------------------
Fidelity Magellan Fund                                                   Large Blend
------------------------------------------------------------------------ ---------------------------------------------
Vanguard Institutional Index Inst Plus                                   Large Blend
------------------------------------------------------------------------ ---------------------------------------------
U. S. Extended Market Index Fund                                         Mid-Cap Blend
------------------------------------------------------------------------ ---------------------------------------------
Neuberger Berman Genesis Inv Fund                                        Small Blend
------------------------------------------------------------------------ ---------------------------------------------
Fidelity Equity-Income Fund                                              Large Value
------------------------------------------------------------------------ ---------------------------------------------
Oakmark Select I Fund                                                    Mid-Cap Value
------------------------------------------------------------------------ ---------------------------------------------
Royce Low-Priced Stock Fund                                              Small Value
------------------------------------------------------------------------ ---------------------------------------------
Fidelity Real Estate Investment Fund                                     Specialty-Real Estate
------------------------------------------------------------------------ ---------------------------------------------
Fidelity Freedom 2020 Fund                                               Domestic Hybrid
------------------------------------------------------------------------ ---------------------------------------------
Fidelity Freedom 2030 Fund                                               Domestic Hybrid
------------------------------------------------------------------------ ---------------------------------------------
Fidelity Freedom 2040 Fund                                               Domestic Hybrid
------------------------------------------------------------------------ ---------------------------------------------
Fidelity Freedom 2000 Fund                                               Domestic Hybrid
------------------------------------------------------------------------ ---------------------------------------------
Fidelity Freedom 2010 Fund                                               Domestic Hybrid
------------------------------------------------------------------------ ---------------------------------------------
Fidelity Freedom Income Fund                                             Domestic Hybrid
------------------------------------------------------------------------ ---------------------------------------------
Janus Aspen International Fund                                           Foreign Stock
------------------------------------------------------------------------ ---------------------------------------------
T. Rowe Price International Discovery Fund                               Foreign Stock
------------------------------------------------------------------------ ---------------------------------------------
Templeton Foreign A Fund                                                 Foreign Stock
------------------------------------------------------------------------ ---------------------------------------------
Citizens Global Equity Instl Fund                                        World Stock
------------------------------------------------------------------------ ---------------------------------------------
Morgan Stanley Inst Global Value Eq A Fund                               World Stock
------------------------------------------------------------------------ ---------------------------------------------
BGI EAFE Equity Index Fund                                               Foreign Stock
------------------------------------------------------------------------ ---------------------------------------------
Fidelity Overseas Fund                                                   Foreign Stock
------------------------------------------------------------------------ ---------------------------------------------
Bond Index Fund                                                          Interm-Term Bond
------------------------------------------------------------------------ ---------------------------------------------
PIMCO Total Return Admin                                                 Interm-Term Bond
------------------------------------------------------------------------ ---------------------------------------------
PIMCO Real Return Bond A                                                 Short-Term Bond
------------------------------------------------------------------------ ---------------------------------------------
T. Rowe Price High Yield                                                 High Yield Bond
------------------------------------------------------------------------ ---------------------------------------------


                                                                     Exhibit 2


                                  Savings Plans
                       Investments Proposed for Sunsetting

-------------------------------------------------------------------------------
FIDELITY FUND
-------------------------------------------------------------------------------
FIDELITY BALANCED
-------------------------------------------------------------------------------
FIDELITY TREND
-------------------------------------------------------------------------------
FIDELITY INVESTMENT GRADE BOND
-------------------------------------------------------------------------------
FIDELITY GROWTH & INCOME
-------------------------------------------------------------------------------
FIDELITY VALUE
-------------------------------------------------------------------------------
FIDELITY GOVERNMENT INCOME
-------------------------------------------------------------------------------
FIDELITY INDEPENDENCE FUND
-------------------------------------------------------------------------------
FIDELITY EUROPE
-------------------------------------------------------------------------------
FIDELTIY PACIFIC BASIN
-------------------------------------------------------------------------------
FIDELITY INTERNATIONAL GROWTH & INCOME
-------------------------------------------------------------------------------
FIDELITY CANADA
-------------------------------------------------------------------------------
FIDELITY UTILITIES
-------------------------------------------------------------------------------
FIDELITY ASSET MANAGER
-------------------------------------------------------------------------------
FIDELTIY WORLDWIDE
-------------------------------------------------------------------------------
FIDELITY STOCK SELECTOR
-------------------------------------------------------------------------------
FIDELITY ASSET MGR GROWTH
-------------------------------------------------------------------------------
FIDELTIY ASSET MGR INCOME
-------------------------------------------------------------------------------
FIDELITY SMALL CAP INDEPEND
-------------------------------------------------------------------------------
FIDELITY INTERNATIONAL BOND
-------------------------------------------------------------------------------
T. ROWE PRICE SPECTRUM GROWTH
-------------------------------------------------------------------------------
VANGUARD LIFE STRATEGY CONSERVATIVE GROWTH
-------------------------------------------------------------------------------
T. ROWE PRICE SPECTRUM INCOME
-------------------------------------------------------------------------------
VANGUARD LIFE STRATEGY MODERATE GROWTH
-------------------------------------------------------------------------------
T. ROWE PRICE NEW HORIZONS
-------------------------------------------------------------------------------
VANGUARD LIFE STRATEGY GROWTH
-------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL STOCK
-------------------------------------------------------------------------------
SCUDDER INCOME S
-------------------------------------------------------------------------------
T. ROWE PRICE NEW ASIA
-------------------------------------------------------------------------------
SCUDDER GROWTH & INCOME
-------------------------------------------------------------------------------
SCUDDER EUROPE  GRTH
-------------------------------------------------------------------------------
SCUDDER JAPAN FUND S
-------------------------------------------------------------------------------
VANGUARD INTERNATIONAL VALUE
-------------------------------------------------------------------------------
T. ROWE PRICE LATIN AMERICA
-------------------------------------------------------------------------------
VANGUARD VALUE INDEX
-------------------------------------------------------------------------------
VANGUARD GROWTH INDEX INST
-------------------------------------------------------------------------------
FIDELITY PURITAN
-------------------------------------------------------------------------------
FIDELITY NEW MARKET INCOME
-------------------------------------------------------------------------------
FIDELITY GLOBAL BALANCED
-------------------------------------------------------------------------------
SCUDDER INTL FUND S
-------------------------------------------------------------------------------
SCUDDER GLOBAL S
-------------------------------------------------------------------------------
SCUDDER GLOBAL DISC
-------------------------------------------------------------------------------
T. ROWE PRICE NEW ERA
-------------------------------------------------------------------------------



                                                               October 2, 2001